Exhibit 99.2
Last updated 4/29/11
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2011 and 2010

		3 Months Ended March
Line		2011	2010	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(7)	$16	$(23)
2	APS Energy Services	1	—	1
3	SunCor	—	—	—
4	El Dorado	—	—	—
5	Parent Company	(3)	(4)	1

6	Income From Continuing Operations	(9)	12	(21)

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	(1)	(21)	20
8	Other	—	8	(8)

9	Total	(1)	(13)	12

10	Net Income	(10)	(1)	(9)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	5	—

12	Net Income Attributable to Common Shareholders	$(15)	$(6)	$(9)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$(0.06)	$0.16	$(0.22)
14	APS Energy Services	—	—	—
15	SunCor	—	—	—
16	El Dorado	—	—	—
17	Parent Company	(0.03)	(0.04)	0.01

18	Income From Continuing Operations	(0.09)	0.12	(0.21)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	—	(0.21)	0.21
20	Other	—	0.08	(0.08)

21	Total	—	(0.13)	0.13

22	Net Income	(0.09)	(0.01)	(0.08)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.05	0.05	—

24	Net Income Attributable to Common Shareholders	$(0.14)	$(0.06)	$(0.08)

25	BOOK VALUE PER SHARE	$33.31	$31.65	$1.66

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	108,832	101,474	7,358
27	End of Period	109,011	101,534	7,477

See Glossary of Terms.	Page 1 of 4

Last updated 4/29/11
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2011 and 2010

		3 Months Ended March
Line		2011	2010	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$273	$267	$6
29	Business	298	289	9

30	Total retail	571	556	15
	Wholesale revenue on delivered electricity
31	Traditional contracts	11	18	(7)
32	Off-system sales	18	16	2
33	Transmission for others	8	8	(0)
34	Other miscellaneous services	40	13	27

35	Total regulated operating electricity revenues	647	611	36

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	—	—

37	Total operating electric revenues	$647	$611	$36

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,652	2,575	77
39	Business	3,274	3,167	107

40	Total retail	5,926	5,742	185
	Wholesale electricity delivered
41	Traditional contracts	143	156	(13)
42	Off-system sales	647	609	38
43	Retail load hedge management	31	201	(170)

44	Total regulated electricity	6,747	6,707	39

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	—	—

46	Total electric sales	6,747	6,707	39

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset/(liability) — beginning balance	$(58)	$(87)	$29
48	Deferred fuel and purchased power costs — current period	(50)	(44)	(6)
49	Interest on deferred fuel	—	—	—
50	Amounts refunded/(recovered) through revenues	31	26	5

51	Deferred fuel and purchased power regulatory asset/(liability) — ending balance	$(77)	$(105)	$28

See Glossary of Terms.	Page 2 of 4

Last updated 4/29/11
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2011 and 2010

		3 Months Ended March
Line		2011	2010	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	999,692	995,053	4,639
53	Business	125,591	125,397	194

54	Total	1,125,283	1,120,450	4,833
55	Wholesale customers	47	51	(4)

56	Total customers	1,125,330	1,120,501	4,829

57	Customer growth (% over prior year)	0.4%	0.6%	(0.2)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	2,612	2,598	14
59	Business	3,264	3,205	58

60	Total	5,876	5,804	72

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,653	2,588	65
62	Business	26,071	25,255	816

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	2,613	2,611	2
64	Business	25,987	25,563	424

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	4,814	3,925	888

	WEATHER INDICATORS — RESIDENTIAL

	Actual
66	Cooling degree-days	—	—	—
67	Heating degree-days	587	501	86
68	Average humidity	—	—	—

	10-Year Averages
69	Cooling degree-days	—	—	—
70	Heating degree-days	500	500	—
71	Average humidity	—	—	—

See Glossary of Terms.	Page 3 of 4

Last updated 4/29/11
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2011 and 2010

		3 Months Ended March
Line		2011	2010	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,448	2,365	84
73	Coal	2,950	3,007	(58)
74	Gas, oil and other	839	816	23

75	Total generation production	6,237	6,188	49

	Purchased power
76	Firm load	593	471	122
77	Marketing and trading	283	421	(138)

78	Total purchased power	876	892	(16)

79	Total energy sources	7,113	7,080	33

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	99%	96%	3%
81	Coal	78%	80%	(2)%
82	Gas, oil and other	12%	11%	1%
83	System average	47%	46%	1%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)
84	Single-family	737	1,150	(413)
85	Multi-family	62	253	(191)

86	Total	799	1,403	(604)

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	(0.1)%	(4.4)%	4.3%
88	Unemployment rate (%, seasonally adjusted)	9.6%	10.2%	(0.6)%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4